SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement  [ ]   Confidential, for Use of
                                         the Commission Only (as
                                         permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Materials Pursuant to Section 240. 14a-11(c) or
      Section 240. 14a-12

                             FULL HOUSE RESORTS, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                            FULL HOUSE RESORTS, INC.
-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
( )   Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------
( )   Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
( ) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------
( )   Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------
( )   Total fee paid:
-------------------------------------------------------------------------------
[ ]   Fee paid previously with preliminary materials.
-------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
( )   Amount Previously Paid:
-------------------------------------------------------------------------------
( )   Form, Schedule or Registration Statement No.:
-------------------------------------------------------------------------------
( )   Filing Party:
-------------------------------------------------------------------------------
( )   Date Filed:
-------------------------------------------------------------------------------

                            FULL HOUSE RESORTS, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 12, 1997


To the Stockholders
of Full House Resorts, Inc.:


         NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders of Full House Resorts, Inc., ("Full House"), will be held at 1:00 p.m., local time, on May 12, 1997, at the Del Mar Country Club, 6001 Clubhouse Drive, Rancho
Santa Fe, California 92067, for the following purposes:

         1. To elect three (3) directors to the Board of Directors of Full House to hold office until the next Annual Meeting of Stockholders of Full House following their election or until their successors are duly elected and qualified;

         2. To consider and vote upon a proposal to ratify the prior grant of options to each of the Company's directors to purchase 250,000 shares of Common Stock, par value $.0001 per share;

         3. To consider and vote upon a proposal to ratify the appointment of Deloitte & Touche LLP as independent accountants of Full House for the current year; and

         4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on April 8, 1997 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

         Whether or not you expect to be present, please promptly mark, sign and date the enclosed proxy and return it in the enclosed pre-addressed envelope. No postage is required if mailed in the United States.

                                             By Order of the Board of Directors

                                             Megan McIntosh
Deadwood, South Dakota                       Secretary
April 14, 1997

THIS IS AN IMPORTANT MEETING AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       1997 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                            FULL HOUSE RESORTS, INC.

                             -----------------------

                                 PROXY STATEMENT

                             -----------------------


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Full House Resorts, Inc. ("Full House" or the "Company"), of proxies from the holders of the Common Stock of Full House, par value $.0001 per share (the "Common Stock"), for use at the 1997 Annual Meeting of Stockholders of Full House to be held on May 12, 1997, or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting.

         The approximate date that this Proxy Statement and the enclosed proxy are first being sent to stockholders is April 14, 1997. Stockholders should review the information provided herein in conjunction with the 1996 Annual Report on Form 10-KSB of Full House, a copy of which report accompanies this Proxy Statement. The principal executive offices of Full House are located at Deadwood Gulch Resort, Highway 85 South, P.O. Box 643, Deadwood, South Dakota 57732, and its telephone number is (605) 578-1294.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Board of Directors of Full House. The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Secretary of Full House at the headquarters of Full House a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by Full House at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy is to be borne by Full House. In addition to the use of mail, employees of Full House may solicit proxies personally and by telephone. The employees of Full House will receive no compensation for soliciting proxies other than their regular salaries. Full House may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. Full House may reimburse such persons for their expenses in so doing.

                             PURPOSES OF THE MEETING

         At the Annual Meeting, the stockholders of Full House will consider and vote upon the following matters:

         (1) The election of three (3) directors to the Board of Directors of Full House to serve until the next Annual Meeting of Stockholders of Full House following their election or until their successors are duly elected and qualified;

         (2) To consider and vote upon a proposal to ratify the prior grant of options to each of the Company's directors to purchase 250,000 shares of Common Stock;

         (3) To consider and vote upon a proposal to ratify the appointment of Deloitte & Touche LLP as independent accountants of Full House for the current year; and

         (4) Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted in favor of the election of the three nominees for director named below, in favor of the ratification of the prior grant of options to each of the Company's directors and in favor of the ratification of the appointment of Deloitte & Touche LLP. In the event a stockholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on April 8, 1997 as the record date (the "Record Date") for determining stockholders of Full House entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 10,340,380 shares of Common Stock issued and outstanding, each of which is entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to stockholders for approval at the Annual Meeting. In addition, there were 700,000 shares of the Series 1992-1 Preferred Stock of Full House outstanding (the "Preferred Stock"), each of which is entitled to vote on all matters coming before the Annual Meeting.

         The attendance, in person or by proxy, of the holders of 40% of the outstanding shares of Common Stock and Preferred Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors are elected by a plurality vote of the shares of Common Stock and Preferred Stock represented in person or by proxy at the Annual Meeting. The affirmative vote of the majority of the shares of Common Stock and Preferred Stock represented in person or by proxy at the Annual Meeting will be required for the approval of any other matters that may be submitted to a vote of the stockholders, unless the matter is one for which a greater vote is required by law or by the Certificate of Incorporation or Bylaws of Full House.

         A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For each other item to be acted upon at the meeting, a properly executed proxy marked "ABSTAIN" will not be voted on such matters, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a vote AGAINST the matter in question, whereas shares not voted due to the failure of a broker to exercise his discretionary authority are not tabulated for purposes of determining whether a proposal has been approved.

                               SECURITY OWNERSHIP

         The following table sets forth, as of April 8, 1997, information with respect to the beneficial ownership of the Common Stock by (i) each person known by Full House to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director of Full House, (iii) the executive officers named in the Summary Compensation Table, and (iv) all directors and executive officers of Full House as a group.



                                                SHARES OF COMMON            PERCENTAGE OF
       NAME AND ADDRESS                          STOCK OWNED(1)              COMMON STOCK
     OF BENEFICIAL OWNER                                                    OUTSTANDING(2)
-------------------------------------        -----------------------     ---------------------

Allen E. Paulson(3)                               2,560,000(4)(5)(12)          24.5%

William P. McComas(3)                             1,390,037(4)(6)(12)          12.9%

Ronald K. Richey(3)                                 152,200(12)                 1.5%

Robert L. Kelley(3)                                 150,000(7)                  1.4%

William R. Jackson(3)                                82,000(8)                   .8%

LKL Family Limited Partnership                    1,306,471(4)(9)              12.3%
1440 South Sepulveda Boulevard
Los Angeles, California 90025

GTECH Corporation                                   600,000(4)(10)              5.5%
50 Technology Way
West Greenwich, Rhode Island 02817

All Officers and Directors                        4,334,574(11)                38.8%
as a Group (6 Persons)

--------------------

(1) Shares are considered beneficially owned, for purposes of this table only, if held by the person indicated as beneficial owner, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares the power to vote, to direct the voting of and/or dispose of or to direct the disposition of, such security, or if the person has a right to acquire beneficial ownership within 60 days, unless otherwise indicated in these footnotes.
(2) Based on 10,340,380 shares of Common Stock outstanding. Any securities outstanding which are subject to presently exercisable options or warrants are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.
(3) The address for Messrs. Paulson, McComas, Richey, Kelley and Jackson is c/o Deadwood Gulch Resort, Highway 85 South, Deadwood, South Dakota 57732.
(4) Pursuant to an Option Agreement dated December 29, 1995, Messrs. McComas and Paulson and LKL Family Partnership have granted an option to GTECH Corporation to purchase their shares of Common Stock should they propose to transfer the same.
(5) Includes 2,000,636 shares held by the Allen E. Paulson Living Trust of which Mr. Paulson is the trustee.
(6) Includes 350,000 shares of Common Stock into which 350,000 shares of Series 1992-1 Preferred Stock (50% of such class) presently may be converted.
(7)      Includes options to purchase 150,000 shares of Common Stock.
(8)      Includes options to purchase 80,000 shares of Common Stock.
(9) Includes options to purchase 250,000 shares of Common Stock held by Lee Iacocca, the General Partner of the LKL Family Limited Partnership.
(10) Represents 600,000 shares of Common Stock issuable upon conversion of a $3,000,000 convertible note. The right to convert exists, from time to time, prior to January 25, 1998 and is subject to applicable regulatory approval.
(11) Includes (i) 350,000 shares of Common Stock into which 350,000 shares of Series 1992-1 Preferred Stock (50% of such class) presently may be converted and (ii) 490,000 shares of Common Stock which may be purchased upon exercise of currently exercisable options.
(12) Includes options to purchase 100,000, 100,000 and 60,000 shares of Common Stock for Messrs. Paulson, McComas and Richey, respectively

                        COMPLIANCE WITH SECTION 16(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers of Full House, and persons who own more than ten percent of the outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish Full House with copies of all such reports they file.

         To the knowledge of Full House, based solely on a review of the copies of such reports furnished to Full House and written representations that no other reports were required, the officers, directors and greater than ten percent beneficial owners of Full House have complied with all applicable
Section 16(a) filing requirements.

                         ELECTION OF DIRECTORS; NOMINEES

         The Bylaws of Full House provide that the number of directors constituting the Board of Directors shall be fixed from time to time by the Board of Directors. The Board of Directors has fixed at three the number of directors that will constitute the Board for the ensuing year.

         Each Director elected at the Annual Meeting will serve for a term expiring at the 1998 Annual Meeting of Stockholders of Full House or when their successor has been duly elected and qualified. Each of the current members of the Board of Directors, consisting of William P. McComas, Allen E. Paulson and Ronald K. Richey, has been nominated by Full House to be re-elected as a Director at the Annual Meeting.

         The Board of Directors has no reason to believe that any of the nominees will refuse to act or be unable to accept election; however, in the event that any of the nominees is unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other person(s) as may be designated by the Board of Directors.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The names, ages and positions of all directors and executive officers of Full House as of April 8, 1997 are listed below, followed by a brief account of their business experience during the past five years.


               NAME                  AGE                  POSITIONS
         ---------------------     -------      -------------------------------------

         Allen E. Paulson             74        Chairman and Chief Executive Officer

         William P McComas            70        Director

         Ronald K. Richey             70        Director

         Robert L. Kelley             64        President and Chief Operating Officer

         William R. Jackson           47        Executive Vice President-Corporate
                                                Finance

         Megan G. McIntosh            41        Secretary



         ALLEN E. PAULSON has been the Chairman of the Board of Directors and Chief Executive Officer of the Company since August 20, 1994. Mr. Paulson was the Chairman and Chief Executive Officer of Gulfstream Aerospace Corporation until his retirement in 1992 and he is currently the Chairman Emeritus of the Board of Directors. Mr. Paulson owns five automobile dealerships in Beverly Hills, California. He is also a thoroughbred breeder and is the owner of the Del Mar Country Club in Rancho Santa Fe, California which includes both a golf course and clubhouse and lots for residential development surrounding the country club. Mr. Paulson also serves on the Boards of Directors of DIAL Corporation and CardioDynamics International Corporation.

         WILLIAM P. MCCOMAS has been a Director of Full House since November, 1992. He has been President of McComas Properties, Inc., a California real estate development company since January 1984. Mr. McComas and companies controlled by him have developed several hotels and resorts, including Marina Bay Resort, Fort Lauderdale, Florida; Ocean Colony Hotel and Resort, Half Moon Bay, California; Residence Inn by Marriott, Somers Point, New Jersey; and five Holiday Inns located in Des Moines, Iowa; San Angelo, Texas; Suffern, New York; Niagara Falls, New York; and Fort Myers, Florida.

         RONALD K. RICHEY has been a director of the Company since April 9, 1996. He has been Chairman of Torchmark Corporation, an insurance holding company since August 1986 and has been the Chief Executive Officer of that company since December 1984. From December 1984 through August 1986, Mr. Richey was President of Torchmark Corporation. Mr. Richey is an attorney and a member of the Oklahoma Bar Association.

         ROBERT L. KELLEY has been the President and Chief Operating Officer of the Company since August 10, 1994. Mr. Kelley was the Executive Vice President in charge of casino operations for Lone Star Casino Corporation from May, 1993 until beginning employment with Full House. Mr. Kelley was a partner in a consulting partnership that evaluated hotel casinos from April, 1990 until May, 1991. Prior to that, Mr. Kelley had over 20 years experience as a senior executive of Las Vegas hotel casinos including the Las Vegas Hilton, Flamingo Hilton and Tropicana Hotel and Casino.

         WILLIAM R. JACKSON has been Executive Vice President--Corporate Finance of Full House since June, 1994. Mr. Jackson was the Chief Financial Officer of Westinghouse Communities, Inc. for over 6 years. Mr. Jackson received a Bachelor of Business Administration Degree in Accounting from Stetson University in Deland, Florida. He is a member of the American Institute of Certified Public Accountants and the Florida Institute of Certified Public Accountants.

         MEGAN G. MCINTOSH has been employed by Full House since December 1, 1994 and has been the Secretary of Full House since November 20, 1995. From April 1991 until she joined Full House, Ms. McIntosh was an administrative assistant for a civil engineering firm located in California. Prior to that time, Ms. McIntosh was an administrative assistant for a real estate development firm located in Southern California.

         Directors of Full House who are not employees may receive a fee for attendance at meetings of the Board of Directors of Full House, and are entitled to reimbursement for reasonable expenses of such attendance. No fees for attendance at meetings have been paid to date.

         All non-employee directors are eligible to participate in the 1992 Non-employee Director Stock Plan. However, no non-employee director is eligible to receive options if at the time such option would otherwise be granted, such non-employee director is directly or indirectly the beneficial owner of more than ten percent of any class of equity security of the Company which is registered pursuant to the Securities and Exchange Act of 1934, as amended. Options to purchase 10,000 shares will be granted pursuant to the Plan immediately following each annual meeting of the Company's stockholders at an exercise price equal to the Market Price at the date of grant. The Market Price is the average of the "Fair Market Value" (as such term is defined in the Director Stock Plan) of the Common Stock for all trading days during the thirty calendar days preceding the date on which the option is granted. Each option shall be exercisable for a five-year period commencing six months after the date of grant. Each such option shall expire five years and six months after the date of grant.

         If re-elected to the Board of Directors at the 1997 Annual Meeting, Mr. Richey will be granted options to purchase 10,000 shares of Common Stock under the Plan.

         Messrs. Paulson and McComas are members of a committee administering the 1992 Incentive Plan of Full House. Full House does not have a separate audit committee.

         The officers of Full House are elected annually and serve at the discretion of the Board of Directors for one year except as provided by the employment agreement described below under "Executive Compensation Employment Agreements."

MEETINGS OF THE BOARD OF DIRECTORS

         During the year ended December 31, 1996, the Board of Directors held three meetings. During 1996, no director attended fewer than 75 percent of the aggregate of (i) the number of meetings of the Board of Directors held during the period he served on the Board, and (ii) the number of meetings of committees of the Board of Directors held during the period he served on such committees.


                             EXECUTIVE COMPENSATION

         The following table sets forth the aggregate compensation paid to the Chief Executive and Chief Financial Officers of Full House for services in all capacities to Full House and its subsidiaries during the fiscal year ended December 31, 1996 (no other executive officer received over $100,000 in annual salary and bonus in 1996):


                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                                                COMPENSATION
                                                  ANNUAL COMPENSATION           -------------
             NAME AND                             -------------------            NUMBER OF
        PRINCIPAL POSITION            YEAR                        OTHER          SECURITIES
        ------------------            ----                       ANNUAL          UNDERLYING
                                                SALARY        COMPENSATION         OPTIONS
                                                ------        ------------         ------

 Robert L. Kelley, President          1996     $161,743            -0-               -0-
    and Chief Operating Officer       1995      150,000            -0-               -0-
                                      1994       58,716            -0-             150,000

 William R. Jackson,                  1996      110,079            -0-             50,000
    Executive Vice President          1995       81,000            -0-               -0-
    and Chief Financial Officer       1994       51,226            -0-             60,000


EMPLOYMENT AGREEMENTS

         The Company and Robert L. Kelley entered into a letter agreement on July 29, 1994, providing for Mr. Kelley's employment as President and Chief Operating Officer at a base salary of $150,000 per year, commencing on August 10, 1994. Mr. Kelley was further granted options to purchase a total of 150,000 shares of Common Stock which currently have an exercise price of $3.31 per share. All of such options were exercisable as of December 31, 1996.

         The Company and William R. Jackson entered into a letter agreement on May 24, 1994, providing for Mr. Jackson's employment as Chief Financial Officer of the Company at $75,000 per year. In connection with his employment agreement, Mr. Jackson was also granted options to purchase a total of 60,000 shares of the Common Stock, of which 20,000 shares vested on each of May 6, 1995, 1996 and 1997 at an exercise price of $3.31 per share.

STOCK OPTIONS

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information concerning grants of options to purchase Common Stock made during 1996 to the Named Executive Officers. All stock options were granted pursuant to the Company's 1992 Incentive Plan.


                                                     PERCENT OF
                                                    TOTAL OPTIONS
                                                     GRANTED TO
                             NUMBER OF              EMPLOYEES IN      EXERCISE       EXPIRATION
NAME                      OPTIONS GRANTED               1996           PRICE            DATE
--------------------     ------------------       ----------------   ----------     ------------

Robert L. Kelley                  0                     N/A             N/A             N/A
William R. Jackson           50,000(1)                  100%           $3.31          6/30/02

--------------------

(1) Options to purchase 20,000 shares will vest on April 9, 1997. Options to purchase an additional 20,000 shares will vest on April 9, 1998 and the balance will vest on April 9, 1999.



               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

The following table sets forth certain information concerning the fiscal year-end value of the unexercised stock options held by the Named Executive Officers. No options were exercised by such officers in 1996.

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                      SHARES ACQUIRED      VALUE         OPTIONS AT 1996 FISCAL        IN-THE-MONEY OPTIONS AT
        NAME            ON EXERCISE      REALIZED(1)            YEAR END               1996 FISCAL YEAR-END(2)
--------------------   ---------------   -----------   ---------------------------   ----------------------------
                                                       EXERCISABLE  UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
                                                       -----------  --------------   ------------  --------------

Robert L. Kelley            -0-            $ -0-        150,000          -0-             -0-            -0-
William R. Jackson          -0-             -0-          40,000        70,000            -0-            -0-

--------------------

(1) In accordance with the rules of the Securities and Exchange Commission, values are calculated by subtracting the exercise price from the fair market value of the underlying Common Stock. For purposes of this table, fair market value is deemed to be $3.19, the closing price for the Common Stock on December 31, 1996.
(2) The market value of the shares of Common Stock underlying the options held by Messrs. Kelley and Jackson was less than the exercise price of the options at December 31, 1996.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Board of Directors did not have a standing Compensation Committee during 1995. Therefore, the entire Board of Directors participated in deliberations concerning executive compensation.


                                PERFORMANCE GRAPH

         The following line-graph presentation compares cumulative stockholder returns on Full House's Common Stock since August 17, 1993, the date the Common Stock was listed on the Nasdaq SmallCap Market, with the Nasdaq Stock Market index (U.S. companies) and a peer index consisting of companies included in the Nasdaq system engaged in the hotel and motel industry (sic 7010-7019). These companies are:

     Amerihost Properties, Inc.           Microtel Franchise & Development Corp.
     Bally's Grand Inc.                   Monarch Casino & Resort Inc.
     Boardwalk Casino Inc.                SKI Ltd.
     Buckhead America Corp.               Santa Fe Financial Corp.
     Doubletree Corp.                     Sholodge Inc.
     Hollywood Casino Corp.               Sonesta International Hotels
     Jameson Inns Inc.                    Station Casinos Inc.
     Kahler Corp.                         Suppertel Hospitality Inc.
     Kahler Realty Corp.                  Transworld Gaming Corp.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
                             PERFORMANCE GRAPH FOR
                             FULL HOUSE RESORTS INC


PREPARED BY THE CENTER FOR RESEARCH IN SECURITY PRICES
Produced on 03/27/97 including data to 12/31/96


                                GRAPHICS OMITTED



--------------------------------------------------------------------------------------------------------------------------------
                                         LEGEND

SYMBOL   CRSP TOTAL RETURNS INDEX FOR:                12/31/91     12/31/92      12/31/93     12/31/94     12/31/95     12/31/96
------   -----------------------------                --------     -------       --------     --------     --------     --------

_____    Full House Resorts, Inc.                                                  56.3        175.0         91.7        106.3
 ..._.    Nasdaq Stock Market (US Companies)             79.7         92.8         106.5        104.1        147.2        181.1
-----    Self Determined Peer Group                     87.7        118.3         107.3         82.8        105.3        155.1


NOTES:
     A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
     C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
     D. The index level for all series was set to $100.0 on 08/17/93.

--------------------------------------------------------------------------------------------------------------------------------


                              CERTAIN TRANSACTIONS

         On May 31, 1995, Deadwood Gulch Resort and Gaming Corp. ("DGR"), a wholly-owned subsidiary of the Company, borrowed $5 million, secured by a mortgage on its real property. The proceeds of the loan, a portion of which is guaranteed by the directors of the Company, were used to repay its obligation to
H. Joe Frazier, a stockholder and a then director of the Company, and to repay a portion of the revolving note payable to Bank of America which was also guaranteed by the directors of the Company. In March, 1996, as partial consideration for the lender waiving certain covenant violations by DGR, the Company issued a guaranty of $1,420,000 of DGR's indebtedness under this loan.

         On March 24, 1994, Allen E. Paulson purchased 1,000,000 shares of Common Stock for $800,000. Full House also issued 500,000 shares of Common Stock to Mr. Paulson in exchange for his agreement to individually provide or to take such actions as were required for a financial institution to provide a commercial line of credit to Full House in the minimum amount of $8 million. Full House valued the shares of stock at $.80 per share based upon the size of the transaction, the fact that the shares were not registered and are not subject to registration rights. In addition, a large block of shares was repurchased by the Company from an unaffiliated then principal stockholder at a price per share and time sequence reasonably close to the transaction with Mr. Paulson. The 500,000 shares issued to Mr. Paulson as compensation for securing the $8 million financing were charged as a period cost in Full House's results of operation for 1994. On June 7, 1994, Bank of America, as a result of the joint and several guarantees of the full amount of the loan by Mr. Paulson and the other directors of Full House, provided Full House with a line of credit in the amount of $8 million at the "reference rate" of Bank of America, N.A. All amounts outstanding under this line of credit were repaid in 1996 and the line was canceled. Full House believes that it would have been unable to obtain this line of credit without the actions of Mr. Paulson, as its financial condition would not have supported such an extension of credit.

         As part of the November 1995 merger of a subsidiary of Full House into Omega Properties Inc., the stockholders of Omega received an aggregate of 500,000 shares of Common Stock and a promissory note of Full House in the principal amount of $375,000. William P. McComas received the note and Mr. Fugazy, the other stockholder of Omega, received the shares in exchange for their interests as stockholders of Omega. The principal amount of this promissory note accrues interest at a rate equal to the "prime" rate and such principal amount, together with all accrued interest, is due and payable in full upon demand by the holder(s) of this note.

         As part of its transactions with GTECH Corporation, Full House issued to GTECH a convertible promissory note in the principal amount of $3,000,000. The note is convertible, subject to regulatory approval, at any time prior to January 25, 1998, into 600,000 shares of Common Stock. The note is non-interest bearing until January 25, 1998, at which point the unpaid principal balance of the note will bear interest at the "prime rate." The note matures on January 25, 2001.

         With respect to the foregoing transactions, Full House believes that such transactions were on terms as favorable to Full House as would have been available from unrelated parties.

                        REPORT ON EXECUTIVE COMPENSATION

                  During 1996, the Board of Directors of Full House administered the compensation program for executive officers.

                  It is the philosophy of the Board of Directors that compensation of executive officers should be closely aligned with the financial performance of Full House. Therefore, benefits are provided to management through stock option incentives and bonuses which are generally consistent with the goal of closely coordinating the rewards to management with the maximization of stockholder return. The compensation of Robert L. Kelley, President and Chief Operating Officer of Full House, and William R. Jackson, the Executive Vice President-

Corporate Finance of Full House, reflects this policy. See "Executive Compensation - Employment Agreements."

         In reviewing the performance of Full House, consideration is given to revenues and earnings and an evaluation is made of strategic planning and Full House's progress in that regard. Also taken into consideration are external economic factors that affect results of operations. An attempt is also made to maintain compensation within the market range. Although review of individual performance is primarily tied to the performance of Full House, it is also, to a lesser extent, subjective.

         As of April 9, 1996, the exercise price of each of the outstanding stock options granted by the Company to William R. Jackson and Robert L. Kelley was higher than the fair market value of the Common Stock underlying the options. In an effort to provide such individuals an additional incentive to use their best efforts on behalf of the Company, the Company agreed to amend each of the option agreements between the Company and Messrs. Jackson and Kelley to reduce the exercise price stated therein to an amount equal to 100% of the fair market value of the underlying Common Stock as reported on the date of amendment. On April 9, 1996, the exercise price of the options held by William
R. Jackson, the Executive Vice President - Corporate Finance of the Company, to purchase 60,000 shares of the Common Stock of the Company was therefore reduced from $4.88 to $3.31 per share. In addition, the exercise price of the options held by Robert L. Kelley, the President and Chief Operating Officer of the Company, to purchase 150,000 shares of Common Stock, was reduced from $6.94 to $3.31 per share.

         Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation's executive officers. The compensation paid to the Company's executive officers in 1996 did not exceed the $1 million limit per officer, nor is it expected that the compensation to be paid to the Company's executive officers in 1997 will exceed that limit. Although it is possible that the $1 million limit could be exceeded as a result of awards under the Company's 1992 Incentive Plan, the Board intends to monitor such grants in an attempt to ensure that this does not occur. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Board has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

          PROPOSAL TO RATIFY THE PRIOR GRANT OF OPTIONS TO EACH OF THE
                 COMPANY'S DIRECTORS TO PURCHASE 250,000 SHARES
                                 OF COMMON STOCK

         On March 3, 1997 (the "Grant Date"), the Board of Directors approved a grant of an option ("Option") to each of the Company's Directors, Messrs. Paulson, McComas and Richey, to purchase 250,000 shares of Common Stock in consideration of the fact that services to the Company by such directors have exceeded and are expected to continue to exceed the duties of a typical corporate director. Although stockholder ratification of the Options is not required, the Board of Directors believes it is appropriate to request such ratification.

         Pursuant to the terms of each Option, each Director was granted an option to purchase 250,000 shares of Common Stock at an exercise price per share of $3.375, the closing price of the Common Stock on the business day of the Grant Date. The text of the Option is attached hereto as Exhibit A. The material features of each Option are discussed below, but the description is subject to, and is qualified entirely by, the full text of the Option as attached hereto and as modified solely to account for the names of the individual Directors and their respective Option exercise terms as set forth below.

         The Options become exercisable in 50,000 share increments commencing April 9, 1997 and on each anniversary thereafter. In addition, the Options for Messrs. Paulson and McComas provide that a 50,000 share increment became exercisable on the Grant Date. Notwithstanding the foregoing, the Options become fully exercisable immediately upon a change in control of the Company. The Options expire upon the sooner to occur of (i) March 2, 2007 with respect to Messrs. Paulson and McComas and April 8, 2007 with respect to Mr. Richey or (ii) 90 days after the end of the Option holder's status as a Director of the Company. Each exercisable portion of the Option may be exercised in whole or in part at any time prior to its expiration by delivery of a written notice of exercise to the Secretary of the Company.

         The purchase price for shares of Common Stock subject to each Option must be paid in full at the time the Option is exercised. The Options may not be transferred, assigned or pledged by a Director, other than by will or the laws of descent and distribution unless Board approval is obtained, and is exercisable during each Director's lifetime only by him or his legal representative, guardian or Board approved assignee.

         If the stockholders do not ratify the prior grant of options to each of the Company's Directors by the affirmative vote of the holders of a majority of votes cast by the shares represented in person or by proxy at the Annual Meeting, the Board of Directors will investigate the reasons for stockholder rejection and will reconsider such prior grant.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE PRIOR GRANT OF OPTIONS TO THE COMPANY'S DIRECTORS


                           RATIFICATION OF APPOINTMENT
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors of Full House recommends that the stockholders ratify the appointment of Deloitte & Touche LLP, independent certified public accountants, as the auditors for Full House for 1997.

         Representatives of Deloitte & Touche LLP are expected to appear at the Meeting, to make a statement if they so desire and to be available to answer appropriate questions from stockholders. If the proposal is not approved, the Board of Directors will reconsider the appointment.

                                 OTHER BUSINESS

         The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                  INFORMATION CONCERNING STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission, a stockholder intending to present a proposal to be included in the proxy statement of Full House for the 1998 Annual Meeting of Stockholders must deliver a proposal in writing to the principal executive offices of Full House no later than December 15, 1997.

                            FULL HOUSE RESORTS, INC.
                     --------------------------------------
                             STOCK OPTION AGREEMENT


         1. GRANT OF OPTION. Effective the third day of March, 1997, Full House Resorts, Inc., a Delaware corporation (the "Company"), hereby grants to _______________ (the "Optionee") a non-qualified stock option (the "Option") to acquire 250,000 shares (the "Shares") of Common Stock, $0.01 par value per share (the "Common Stock").

         2. EXERCISE PRICE. The exercise price per share of the Shares subject to this Option is $3.375.

         3. EXERCISABILITY OF OPTION. [The Option is immediately exercisable with respect to 50,000 Shares.]1 Commencing on April 9, 1997 and on each of the three [four]2 succeeding anniversaries of that date and so long as the Optionee has continuously been in the service of the Company as a director from the date of grant, the Optionee shall become entitled to exercise the Option with respect to an additional 50,000 Shares. Notwithstanding the foregoing, any remaining portion of the Option shall become immediately fully exercisable:

                  (a) if there occurs any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that stockholders of the Company immediately before such transaction cease to own at least 51% of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                  (b) if the stockholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                  (c) if the stockholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

         4. EXERCISE OF OPTIONS. The Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Company's Board of Directors (the "Board") in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Board, the option price of any Shares purchased shall be paid (1) in cash, (2) by certified or official bank check, (3) by money order, (4) with Shares owned by the Optionee that have been owned by the Optionee for more than 6 months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings for financial accounting purposes, (5) by
_____________________
1      Applicable to the Options for Messrs. Paulson and McComas, only.
2      Four succeeding anniversaries with respect to the option for Mr. Richey.

authorization for the Company to withhold Shares issuable upon exercise of the Option, (6) by arrangement with a broker that is acceptable to the Board where payment of the Option price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the Option Shares to the Company in payment of the Option price, or (7) any combination of the foregoing. The Board in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value (as defined below) on the date the Option is exercised. For purposes of this Option, "Fair Market Value" shall mean the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding the date of transfer, unless the Board in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be, if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock for such day on such system, or if such source is not applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days. If neither such source is applicable, then Fair Market Value shall be determined in good faith by the Board in a fair and uniform manner. The Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Option, and subject to applicable law, lend money to the Optionee, guarantee a loan to the Optionee, or otherwise assist the Optionee to obtain the cash necessary to exercise all or a portion of the Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall (i) provide for full recourse to the maker,
(ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at a rate no less than the prime rate of the Company's principal lender, and (iv) contain such other terms as the Board in its sole discretion shall reasonably require. The Optionee shall not be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 6 hereof.

         5. TERMINATION OF OPTION. This Option shall terminate, and in no event be exercisable, after March 2, 2007 [April 8, 2007]3. In addition, any unexercised portion of this Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                  (a) 90 days after the date on which the Optionee's service as a director of the Company is terminated for any reason other than as set forth in subsections (b), (c) and (d) immediately below;

                  (b) immediately upon the termination of the Optionee's service as a director for "Cause", which shall mean for purposes of this Option the termination of the Optionee's service as a director for reason of the Optionee's willful misconduct or gross negligence.

_____________________
3      Mr. Richey's Option expires on April 8, 2007.

                  (c) twelve months after the date on which the Optionee's service as a director is terminated by reason of mental or physical disability (within the meaning of Internal Revenue Code Section 22(e)) as determined by a medical doctor satisfactory to the Board; or

                  (d) (i) twelve months after the date of the Optionee's death or (ii) three months after the date of the Optionee's death if such death shall occur during the twelve month period specified in Subsection (c) hereof.

         Notwithstanding the foregoing, the Board or the Board in its sole discretion may by giving written notice (the "Cancellation Notice") cancel, effective upon the date of the consummation of any corporate transaction described in Subsections 3(a), (b) or (c) hereof, any Option that remains unexercised on such date. Such Cancellation Notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

         6. ADJUSTMENT OF SHARES

         (a) If at any time while an unexercised portion of the Option is outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares of Common Stock, then and in such event appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to the Option, so that the same percentage of the Company's issued and outstanding shares of Common Stock shall remain subject to purchase at the same aggregate exercise price.

         (b) The Board may change the terms of the Option when, in the Board's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 3(a), (b), or (c) hereof.

         (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to the Option.

         (d) Without limiting the generality of the foregoing, the existence of the Option shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise or would otherwise prohibit the registration of the Common Stock with the United States Securities and Exchange Commission.

         7. ISSUANCE OF SHARES.

         (a) Notwithstanding any other provision of this Option, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and state laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

         (b) As a condition of any sale or issuance of Shares upon exercise of the Option, the Board may require such agreements or undertakings, if any, as the Board may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

                           (i) a representation and warranty by the Optionee to
                  the Company, at the time any portion of the Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (ii) a representation, warranty and/or agreement to
                  be bound by any legends that are, in the opinion of the Board, necessary or appropriate to comply with the provisions of any securities law deemed by the Board to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

         8. WITHHOLDING OR DEDUCTION FOR TAXES. If at any time specified herein for the making of any issuance or delivery of Shares to the Optionee, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or take any other action in connection with the issuance or delivery then to be made, such issuance or delivery shall be deferred until such withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

         9. TRANSFERABILITY OF OPTIONS AND SHARES.

         (a) Unless the Board's prior written consent is obtained and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Exchange Act 1934, as amended (the "Exchange Act"), or would otherwise prohibit the registration of the Common Stock on Form S-8, the Option shall not be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. The Option shall be exercisable during the Optionee's lifetime only by the Optionee, or in the case where the Option has been assigned or otherwise transferred with the Board's prior written consent, only by the assignee consented to by the Board.

         (b) Unless the Board's prior written consent is obtained and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Exchange Act, no Shares acquired by the Optionee may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted.

         10. SECTION 83(b) ELECTION. If as a result of exercising all or any part of this Option, an Optionee receives Shares that are subject to a "substantial risk of forfeiture" and are not "transferable" as those terms are defined for purposes of Section 83(a) of the Internal Revenue Code of 1986, as amended (the "Code"), then such Optionee may elect under Section 83(b) of the Code to include in the Optionee's gross income, for the Optionee's taxable year in which the Shares are transferred to the Optionee, the excess of the Fair Market Value of such Shares at the time of transfer (determined without regard to any restriction other than one that by its terms will never lapse), over the amount paid for the Shares. If the Optionee makes the
Section 83(b) election described above, the Optionee shall (i) make such election in a manner that the Board determines in its reasonable judgment to be satisfactory, (ii) provide the Company with a copy of such election, (iii) agree to promptly notify the Company if any Internal Revenue Service or state tax agent, on audit or otherwise, questions the validity or correctness of such election or of the amount of income reportable on account of such election, and
(iv) agree to such tax withholding as the Board may reasonably require in its sole and absolute discretion.

         11. LAW GOVERNING. This Agreement shall be governed in accordance with the internal laws of the State of Delaware.

         12. INTERPRETATION. The Optionee accepts this Option subject to all the terms and provisions of this Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising this Agreement.

         13. NOTICES. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company's Secretary at Highway 85 South, P.O. Box 643, Deadwood, South Dakota 57732 or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee's last permanent address as shown on the Company's records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

                  Please acknowledge receipt of this Agreement by signing the enclosed copy of this Agreement in the space provided below and returning it promptly to the Secretary of the Company.


                                             FULL HOUSE RESORTS, INC.



                                             By:
                                                 -----------------------------
                                                 Robert L. Kelley, President

Accepted and Agreed:

OPTIONEE

------------------------------
                                       6

                            FULL HOUSE RESORTS, INC.
                             Deadwood Gulch Resort
                                Highway 85 South
                          Deadwood, South Dakota 57732

                      THIS PROXY SOLICITED ON BEHALF OF THE
                          COMPANY'S BOARD OF DIRECTORS


         The undersigned holder of Common Stock of Full House Resorts, Inc., a Delaware corporation ("Full House"), hereby appoints Allen E. Paulson and William R. Jackson and each of them, as proxies for the undersigned, each with full power of substition, for and in the name of undersigned to act for the undersigned and to vote, as designaated on the reverse, all of the shares of stock of Fulll House that the undersigned is entitled to vote at the 1997 Annual Meeting of Stockholders of Full House to be held on May 12, 1997 at 1:00 p.m., local time, at the Del Mar Country Club, 6001 Clubhouse Drive, Rancho Santa Fe, California 92067, and at any adjournment(s) or postponement(s) thereof.

                               (SEE REVERSE SIDE)

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTRION OF ALL THE NOMINEES FOR ELECTION AS DIRECTORS LISTED BELOW:



        Vote FOR all nominees                          VOTE WITHHELD
        listed at right , except ______________        FROM
        from the following nominees (if any)           ALL NOMINEES

               [      ]                                   [      ]

(1) To elect three (3) directors to the Board of Directors of Full House to hold office until the next Annual Meeting of Stockholders of Full House following their election or until their successors are duly elected and qualified.

Nominees:  Allen E. Paulson, William P. McComas, Ronald K. Richey

INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominees' name in the space provided below.
_________________________________________________

(2) To consider and vote upon a proposal to ratify the prior grant of options to each of the Company's directors to purchase 250,000 shares of Common Stock

            FOR             AGAINST            ABSTAIN
            [  ]             [  ]               [  ]

(3) Ratification of the appointment of Deloitte & Touche LLP to serve as Full House's independent accountant's for the current year.

            FOR             AGAINST            ABSTAIN
            [  ]             [  ]               [  ]

(4) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES LISTED ABOVE, IN FAVOR OF THE RATIFICATION OF THE PRIOR GRANT OF OPTIONS TO THE COMPANY'S DIRECTORS AND THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTGE NECESSARY IF MAILED IN THE UNITED STATES.


IMPORTANT: Please date this proxy and sign exactly as your name or names appears on your stock certificate. If stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity please give their titles. If a corporation, please sign in full corporate name by president or by authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature____________________________  Signature if held jointly __________________________ DATED:______________ 1997

IMPORTANT:  Please sign exactly as your name appears hereon and mail it promptly even though you now plan to attend the meeting.  When shares are held by joint tenants, both should sign.  (When signing as attorney, executor, administrator, trustee or guardian, please give name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.
